SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 1997
                                                        ------------------


                                D.R. HORTON, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

            Delaware              1-14112               75-2386963
            --------              -------               ----------

 (State or other jurisdiction   (Commission            (IRS Employer
       of incorporation)         File Number)         Identification No.)


       1901 Ascension Blvd., Suite 100, Arlington, Texas     76006
       -------------------------------------------------     -----

          (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code   (817) 856-8200
                                                           --------------



          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

On February 27, 1997, D.R. Horton, Inc. (the "Company"), consummated the acquisition of the equity interests of the entities comprising The Torrey Group of Companies ("Torrey"). The Torrey Acquisition was effected pursuant to a Stock Purchase Agreement among the Company and Ghassan M. Saab, the Ghassan M. Saab Trust, Burl T. Horton, Linda G. Sloman and Archie D. Rivers (collectively, the "Sellers"). Under the terms of the Stock Purchase Agreement, the Company paid at closing consideration consisting of $28.5 million in cash and 844,444 shares of Common Stock, and agreed to a contingent payment estimated at $1 million, for all the outstanding capital stock of the entities comprising Torrey. The Company also assumed and refinanced approximately $89 million of indebtedness, other obligations and minority interests. The consideration for the Torrey Acquisition was determined through arms-length negotiations between the Company and the Sellers. Funds for the Torrey Acquisition were obtained from the Company's existing credit facilities led by Bank America and Nations Bank.

Torrey has been the leading builder of single-family homes in the large and growing Atlanta, Georgia market for the past three years as reported in Builder Magazine. In addition to building homes in the Atlanta market, Torrey has homebuilding operations in Charlotte and Raleigh/Durham, North Carolina, and Greenville, South Carolina. The Company intends to continue the business operations of Torrey through D.R. Horton, Inc.-Torrey, a wholly-owned subsidiary of the Company.

Item 7.   Financial Statements and Exhibits.                    Page

     (a)  Financial Statements of Business Acquired

          Combined Balance Sheets - December 31, 1996.           3-4

          Combined Statements of Income - Year Ended
          December 31, 1996                                      5

          Combined Statements of Equities - Year Ended
          December 31, 1996                                      6-11

          Combined Statement of Cash Flows - Year
          Ended December 31, 1996                                12

          Notes to Combined Financial Statements                 13-24

     (b)  Pro Forma Financial Information

          Pro Forma Consolidated Financial Statements            25

          Pro Forma Consolidated Balance Sheet -
          December 31, 1996                                      26

          Pro Forma Consolidated Statement of Income - Year
          Ended September 30, 1996                               27

          Pro Forma Consolidated Statement of Income - Three
          Months Ended December 31, 1996                         28

          Notes to Pro Forma Consolidated Financial Statements   29-30

     (c)  Exhibits.

          Exhibit 2.1 Stock Purchase Agreement dated as of January 29, 1997 among D.R. Horton, Inc., Burl T. Horton, Ghassan
                         M. Saab and the Ghassan M. Saab Trust

          Exhibit 2.2    First Amendment to Stock  Purchase   Agreement  as  of
                         February 26, 1997 by and among D.R. Horton, Inc., Ghassan M. Saab, Ghassan M. Saab Trust, Burl T. Horton, Linda G. Sloman, and Archie D. Rivers.

          Exhibit 23.1   Consent of Independent Auditors

          Exhibit 28.1 Report of Whittington, McLemore, Land, Davis & White P.C., Certified Public Accountants

                   S, G, TORREY ATLANTA, LTD, AND AFFILIATES
                             COMBINED BALANCE SHEET
                               December 31, 1996




                                     ASSETS

Current Assets:
  Cash                                                   $   4,902,674
  Accounts  receivable - other (Note 6)                        581,799
  Inventories (Notes 2 & 5)                                 94,183,874
  Prepaid expenses                                             658,638
  Earnest money                                                662,072
                                                               -------
      Total Current Assets                               $ 100,989,057
                                                         -------------

Property and Equipment:
  Office furniture and equipment                         $   1,618,374
  Autos and trucks                                             560,120
  Tools and equipment                                          646,655
  Model home furnishings                                     1,066,049
  Building and land (Note 5)                                 3,110,787
                                                             ---------
      Total Property and Equipment                       $   7,001,985
    Less Accumulated Depreciation                           (2,053,060)
                                                            ----------
      Net Property and Equipment                         $   4,948,925
                                                         -------------

Other Assets:
  Deposits                                               $      93,124
  Land                                                         200,000
                                                               -------
      Total Other Assets                                 $     293,124
                                                         -------------



Total Assets                                             $ 106,231,106
                                                         =============

(continued)

The accompanying notes are an integral part of these financial statements.

                   S  G  TORREY ATLANTA, LTD  AND AFFILIATES
                             COMBINED BALANCE SHEET
                               December 31, 1996




                                  LIABILITIES

Current Liabilities:
  Short-term debt (Note 3)                               $  54,297,297
  Current portion of long-term debt                         12,114,923
  Accounts payable                                          11,449,494
  Retainage withheld                                           546,151
  Customers' deposits                                          357,907
  Accrued expenses                                           3,342,622
                                                             ---------
      Total Current Liabilities                          $  82,108,394
                                                         -------------

Long-term Liabilities:
  Long-term debt (Note 4)                                $  13,550,164
    Less current portion                                    12,114,923
                                                            ----------
      Total Long-term Liabilities                        $   1,435,241
                                                         -------------

Minority Interest (Note 11):                             $   5,785,472
                                                         -------------


STOCKHOLDERS' EQUITY

Stockholders' Equity (Exhibit B):                        $  15,641,032
Partnership Capital (Exhibit B):                             1,260,967
                                                             ---------
                                                         $  16,901,999
                                                         -------------


Total Liabilities and Stockholders' Equity               $ 106,231,106
                                                         =============



The accompanying notes are an integral part of these financial statements.

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                          COMBINED STATEMENT OF INCOME
                      For the Year Ended December 31, 1996






Revenues                                                 $    200,598,387
Cost of  Goods Sold - (Note 15)                               171,519,338
                                                              -----------
         Gross profit                                          29,079,049
Selling, general and administrative expenses                  (18,819,528)
                                                              -----------
Income from Operations                                   $     10,259,521
Other:
         Other income                                             741,491
         Other expenses                                          (213,117)
         Minority interest                                     (1,001,435)
                                                               ----------


Net income before income taxes                           $      9,786,460
Income tax expense (Note 1)                                             0
                                                                ---------
Net income                                               $      9,786,460
                                                         ================











The accompanying notes are an integral part of these financial statements.

                    S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                          COMBINED STATEMENT OF EQUITY
                      For the Year Ended December 31, 1996


                                            Beginning
                               Beginning     Common       Common
                                Common        Stock        Stock
       Entities' Name            Stock         ***        Issued

S. G. Torrey - Atlanta               $150  $
Torrey Homes of NC                150,150
Torrey Homes of SC                220,150
Torrey Development of GA              500
Torrey Development of NC              150
Torrey Development of SC              150
Torrey Realty Services of GA          500
Torrey Realty Services
    of NC - Charlotte                   0                      150
Torrey Realty Services of NC          150
Torrey Realty Services of SC          150
The Mallard Group                     150
Torrey Marietta, L.P.                   0
Montclaire II, L.P.                     0
Provincial Realty & Investment        500
Green Thumb, Inc.                     150
A. G. Roth Insurance Agency           150
S. G. 1                                 0                      150
Torrey Homes, Inc.                    500                        0
The Torrey Corporation                  0                      150
Torrey Mansour, L.P.                    0
Torrey Cobb., L.P.                      0
TDC 98 Partnership, L.P.                0
TDC 100 Partnership, L.P.               0
TDC 102 Partnership, L.P.               0
TDC 301 Partnership, L.P.               0
TDC 302 Partnership, L.P.               0
TDC 303 Partnership, L.P.               0
TDC 304 Partnership, L.P.               0
Preferred Management - GA               0          150
Preferred Management - NC               0                      150
Preferred Management - SC               0          150
Torrey Dominion Walk                    0            0           0
                                        -            -           -

Total at December 31, 1996       $373,500         $300        $600
                                 ========         ====        ====
(Continued)

***Previously Uncombined Companies

   The accompanying notes are an integral part of these financial statements.

                    S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                          COMBINED STATEMENT OF EQUITY
                      For the Year Ended December 31, 1996

(Continued)

                                                         Beginning
                                 Total      Beginning    Retained
                                 Common      Retained    Earnings
       Entities' Name            Stock       Earnings       ***

S. G. Torrey - Atlanta               $150   $8,364,801  $
Torrey Homes of NC                150,150         (339)
Torrey Homes of SC                220,150         (271)
Torrey Development of GA              500    1,840,045
Torrey Development of NC              150          (77)
Torrey Development of SC              150          (68)
Torrey Realty Services of GA          500      679,098
Torrey Realty Services                  0
    of NC - Charlotte                 150            0
Torrey Realty Services of NC          150       (1,488)
Torrey Realty Services of SC          150            0
The Mallard Group                     150      (71,001)
Torrey Marietta, L.P.                   0            0
Montclaire II, L.P.                     0            0
Provincial Realty & Investment        500      752,223
Green Thumb, Inc.                     150       14,949
A. G. Roth Insurance Agency           150      (19,355)
S. G. 1                               150          (78)
Torrey Homes, Inc.                    500       (2,036)
The Torrey Corporation                150          (40)
Torrey Mansour, L.P.                    0
Torrey Cobb., L.P.                      0
TDC 98 Partnership, L.P.                0
TDC 100 Partnership, L.P.               0
TDC 102 Partnership, L.P.               0
TDC 301 Partnership, L.P.               0
TDC 302 Partnership, L.P.               0
TDC 303 Partnership, L.P.               0
TDC 304 Partnership, L.P.               0
Preferred Management - GA             150                   (1,473)
Preferred Management - NC             150
Preferred Management - SC             150                   (2,429)
Torrey Dominion Walk                    0            0           0
                                        -            -           -

Total at December 31, 1996       $374,400  $11,556,363     ($3,902)
                                 ========  ===========     =======

(Continued)

***Previously Uncombined Companies

   The accompanying notes are an integral part of these financial statements.

                    S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                          COMBINED STATEMENT OF EQUITY
                      For the Year Ended December 31, 1996

 (Continued)
                                                           Ending
                                  Net                     Retained
       Entities' Name            Income    Distribution   Earnings

S. G. Torrey - Atlanta         $7,609,244  ($4,045,025) $11,929,020
Torrey Homes of NC               (660,620)                 (660,959)
Torrey Homes of SC               (273,235)                 (273,506)
Torrey Development of GA          923,662     (682,516)   2,081,191
Torrey Development of NC           87,386                    87,309
Torrey Development of SC           27,780                    27,712
Torrey Realty Services of GA      253,144     (243,756)     688,486
Torrey Realty Services                                            0
    of NC - Charlotte             (74,977)                  (74,977)
Torrey Realty Services of NC      (88,159)                  (89,647)
Torrey Realty Services of SC      (77,575)                  (77,575)
The Mallard Group                 980,900     (195,005)     714,894
Torrey Marietta, L.P.                   0                         0
Montclaire II, L.P.                     0                         0
Provincial Realty & Investment    163,184                   915,407
Green Thumb, Inc.                  27,209                    42,158
A. G. Roth Insurance Agency        24,990      (14,000)      (8,365)
S. G. 1                            26,268                    26,190
Torrey Homes, Inc.                (23,233)                  (25,269)
The Torrey Corporation            (15,979)                  (16,019)
Torrey Mansour, L.P.                                              0
Torrey Cobb., L.P.                                                0
TDC 98 Partnership, L.P.                                          0
TDC 100 Partnership, L.P.                                         0
TDC 102 Partnership, L.P.                                         0
TDC 301 Partnership, L.P.                                         0
TDC 302 Partnership, L.P.                                         0
TDC 303 Partnership, L.P.                                         0
TDC 304 Partnership, L.P.                                         0
Preferred Management - GA                                    (1,473)
Preferred Management - NC                                         0
Preferred Management - SC         (15,516)                  (17,945)
Torrey Dominion Walk                    0            0            0
                                        -            -            -

Total at December 31, 1996     $8,894,473  ($5,180,302) $15,266,632
                               ==========  ===========  ===========
(Continued)

***Previously Uncombined Companies

   The accompanying notes are an integral part of these financial statements.

                    S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                          COMBINED STATEMENT OF EQUITY
                      For the Year Ended December 31, 1996

(Continued)
                                                         Beginning
                                 Ending     Beginning   Partnership
                              Stockholders Partnership    Capital
       Entities' Name            Equity      Capital        ***

S. G. Torrey - Atlanta        $11,929,170               $
Torrey Homes of NC               (510,809)
Torrey Homes of SC                (53,356)
Torrey Development of GA        2,081,691
Torrey Development of NC           87,459
Torrey Development of SC           27,862
Torrey Realty Services of GA      688,986
Torrey Realty Services
    of NC - Charlotte             (74,827)
Torrey Realty Services of NC      (89,497)
Torrey Realty Services of SC      (77,425)
The Mallard Group                 715,044
Torrey Marietta, L.P.                   0      228,386
Montclaire II, L.P.                     0     (368,567)
Provincial Realty & Investment    915,907
Green Thumb, Inc.                  42,308
A. G. Roth Insurance Agency        (8,215)
S. G. 1                            26,340
Torrey Homes, Inc.                (24,769)
The Torrey Corporation            (15,869)
Torrey Mansour, L.P.                    0
Torrey Cobb., L.P.                      0                   41,832
TDC 98 Partnership, L.P.                0                   14,181
TDC 100 Partnership, L.P.               0                      354
TDC 102 Partnership, L.P.               0
TDC 301 Partnership, L.P.               0
TDC 302 Partnership, L.P.               0
TDC 303 Partnership, L.P.               0
TDC 304 Partnership, L.P.               0
Preferred Management - GA          (1,323)
Preferred Management - NC             150
Preferred Management - SC         (17,795)
Torrey Dominion Walk                    0            0           0
                                        -            -           -

Total at December 31, 1996    $15,641,032    ($140,181)    $56,367
                              ===========    =========     =======
(Continued)

***Previously Uncombined Companies

   The accompanying notes are an integral part of these financial statements.

                    S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                          COMBINED STATEMENT OF EQUITY
                      For the Year Ended December 31, 1996

(Continued)
                                Contri-
                                 buted         Net
       Entities' Name           Capital       Income    Distributions

S. G. Torrey - Atlanta
Torrey Homes of NC
Torrey Homes of SC
Torrey Development of GA
Torrey Development of NC
Torrey Development of SC
Torrey Realty Services of GA
Torrey Realty Services
    of NC - Charlotte
Torrey Realty Services of NC
Torrey Realty Services of SC
The Mallard Group
Torrey Marietta, L.P.                          168,463    (396,849)
Montclaire II, L.P.                            327,834     (95,000)
Provincial Realty & Investments
Green Thumb, Inc.
A. G. Roth Insurance Agency
S. G. 1
Torrey Homes, Inc.
The Torrey Corporation
Torrey Mansour, L.P.                           139,053    (126,189)
Torrey Cobb., L.P.                              75,791
TDC 98 Partnership, L.P.                        45,176
TDC 100 Partnership, L.P.                       88,119
TDC 102 Partnership, L.P.         375,000         (413)
TDC 301 Partnership, L.P.                       19,193
TDC 302 Partnership, L.P.         275,000         (131)
TDC 303 Partnership, L.P.                          (76)
TDC 304 Partnership, L.P.         450,000         (190)
Preferred Management - GA
Preferred Management - NC
Preferred Management - SC
Torrey Dominion Walk                    0       29,168     (29,168)
                                        -       ------     -------

Total at December 31, 1996     $1,100,000     $891,987   ($647,206)
                               ==========     ========   =========

(Continued)
***Previously Uncombined Companies

   The accompanying notes are an integral part of these financial statements.

                    S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                          COMBINED STATEMENT OF EQUITY
                      For the Year Ended December 31, 1996

(Continued)
                                     Ending
                                   Partnership
       Entities' Name               Capital

S. G. Torrey - Atlanta                 $0
Torrey Homes of NC                      0
Torrey Homes of SC                      0
Torrey Development of GA                0
Torrey Development of NC                0
Torrey Development of SC                0
Torrey Realty Services of GA            0
Torrey Realty Services                  0
    of NC - Charlotte                   0
Torrey Realty Services of NC            0
Torrey Realty Services of SC            0
The Mallard Group                       0
Torrey Marietta, L.P.                   0
Montclaire II, L.P.              (135,733)
Provincial Realty & Investment          0
Green Thumb, Inc.                       0
A. G. Roth Insurance Agency             0
S. G. 1                                 0
Torrey Homes, Inc.                      0
The Torrey Corporation                  0
Torrey Mansour, L.P.               12,864
Torrey Cobb., L.P.                117,623
TDC 98 Partnership, L.P.           59,357
TDC 100 Partnership, L.P.          88,473
TDC 102 Partnership, L.P.         374,587
TDC 301 Partnership, L.P.          19,193
TDC 302 Partnership, L.P.         274,869
TDC 303 Partnership, L.P.             (76)
TDC 304 Partnership, L.P.         449,810
Preferred Management - GA               0
Preferred Management - NC               0
Preferred Management - SC               0
Torrey Dominion Walk                    0
                                        -

Total at December 31, 1996     $1,260,967
                               ==========


***Previously Uncombined Companies

   The accompanying notes are an integral part of these financial statements.

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                        COMBINED STATEMENT OF CASH FLOWS
                          Year ended December 31, 1996



                                                                 December 31,
Cash Flows from Operating Activities:                                1996

Net income                                                  $      9,786,460
Adjustments to reconcile net income to net
   cash provided by operating activities:
       Depreciation                                                  824,804
   Accounts receivable (increase)                                    (26,178)
   Inventory (increase)                                          (41,598,420)
   Prepaid expenses (increase)                                      (197,271)
   Earnest money (increase)                                          (40,972)
   Other assets decrease                                             669,270
   Accounts payable increase                                       6,403,385
   Accrued liabilities increase                                      571,948
                                                                     -------
       Net cash used in operating activities                     (23,606,974)
                                                                 -----------

Cash Flows from Investing Activities:
Purchases of property and equipment                               (1,975,483)
                                                                  ----------
       Net cash used in investing activities                      (1,975,483)
                                                                  ----------

Cash Flows from Financing Activities:
Minority interests                                                 5,785,472
Repayment of long-term debt                                       (4,093,091)
Contributed equity                                                 1,153,365
Distributions to owners                                           (5,827,508)
Net borrowings for short-term debt                                30,818,268
                                                                  ----------
       Net cash provided by investing activities                  27,836,506
                                                                  ----------

Net Increase in Cash:                                              2,254,049
                                                                   ---------

Cash at Beginning of Year                                          2,648,625
                                                                   ---------

Cash at End of Year                                         $      4,902,674
                                                            ================

Supplemental Disclosure of Cash Flow Information:
       Cash paid for interest (excluding interest in
       cost of sales and inventory)                         $         39,911
                                                            ================






   The accompanying notes are an integral part of these financial statements

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 1 - Summary of Significant Accounting Policies

(a)  Combination Policy

The accompanying combined financial statements include the accounts of the following:

      S. G. Torrey Atlanta, Ltd.                                 S Corporation
      Torrey Homes of North Carolina - Charlotte                 S Corporation
      Torrey Homes of North Carolina - Raleigh                   S Corporation
      Torrey Homes of South Carolina                             S Corporation
      Torrey Development Corp. of Georgia                        S Corporation
      Torrey Development Corp. of North Carolina                 S Corporation
      Torrey Development Corp. of South Carolina                 S Corporation
      Torrey Realty Services of Georgia                          S Corporation
      Torrey Realty Services of North Carolina - Charlotte       S Corporation
      Torrey Realty Services of North Carolina - Raleigh         S Corporation
      Torrey Realty Services of South Carolina                   S Corporation
      The Mallard Group, Inc.                                    S Corporation
      Torrey Marietta, L.P.                                      Partnership
      Montclaire II, L.P.                                        Partnership
      Provincial Realty and Investments                          S Corporation
      Green Thumb, Inc.                                          S Corporation
      A. G. Roth Insurance Agency                                C Corporation
      S. G. 1, Inc.                                              S Corporation
      Torrey Homes, Inc.                                         S Corporation
      The Torrey Corporation                                     C Corporation
      Torrey Mansour, L.P.                                       Partnership
      Torrey Cobb, L.P.                                          Partnership
      TDC 98 Partnership, L.P.                                   Partnership
      TDC 100 Partnership, L.P.                                  Partnership
      TDC 102 Partnership, L.P.                                  Partnership
      TDC 301 Partnership, L.P.                                  Partnership
      TDC 302 Partnership, L.P.                                  Partnership
      TDC 303 Partnership, L.P.                                  Partnership
      TDC 304 Partnership, L.P.                                  Partnership
      Preferred Management - Georgia                             C Corporation
      Preferred Management - North Carolina                      C Corporation
      Preferred Management - South Carolina                      C Corporation
      Torrey Dominion Walk                                       Partnership

All of the above companies are under common control for the year ended December 31, 1996. Intercompany transactions and balances have been eliminated in the combination.

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 1 - Summary of Significant Accounting Policies (continued)

(b)  Nature of Business

Torrey is engaged primarily in the construction and sale of single-family housing in three (3) southeastern states in the United States. Torrey designs, builds and sells single-family houses on finished lots which it purchases ready for home construction or it develops. Torrey purchases undeveloped land to develop into finished lots for future construction of single-family houses and for sale to others.

(c)  Revenue and Cost Recognition

Upon the closing of sales, S.G. Torrey Atlanta, Ltd. and Affiliates recognize revenue from all homebuilding activities using the deposit method. During construction, all direct material and labor costs and those indirect costs related to acquisition and construction are capitalized, and all customer deposits are treated as liabilities. Capitalized costs are charged to earnings upon closing. Costs incurred in connection with completed homes, including sales commissions and operating expenses, are charged to expense as incurred. Provision for estimated losses on uncompleted contracts and on speculative projects is made in the period in which such losses are determined. Estimates are made by management with regard to warranty accruals and accruals on houses that have been sold.

(d)  Depreciation of Equipment and Leasehold Improvements

Equipment and leasehold improvements are depreciated using straight-line and accelerated methods over the estimated useful lives of the assets. The useful lives of the assets range from two to seven years for equipment and furniture; the building's estimated useful life is 39 years. Depreciation expense for the year ended December 31, 1996, totaled $824,804.

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 1 - Summary of Significant Accounting Policies (continued)

(e)  Income Taxes

The following companies, with the consent of their stockholders, have elected to have their income taxed under Section 1363 of the Internal Revenue Code and a similar section of the Georgia income tax law which provides that, in lieu of corporation income taxes, the stockholders are taxed on their proportionate share of the corporation's taxable income:

      S. G. Torrey Atlanta, Ltd.
      Torrey Homes of North Carolina
      Torrey Homes of South Carolina
      Torrey Development Corporation
      Torrey Development Corporation of North Carolina
      Torrey Development Corporation of South Carolina
      Torrey Realty Services of GA
      The Mallard Group, Inc.
      Provincial Realty and Investments
      Green Thumb, Inc.
      Torrey Homes, Inc.
      S.G. 1, Inc.
      Torrey Realty of North Carolina
      Torrey Realty of South Carolina

The following companies are partnerships which pass through their income to their partners and also do not incur any income taxes:

      Torrey Marietta, L.P.
      Montclaire II, L.P.
      Torrey Mansour, L.P.
      Torrey Cobb, L.P.
      TDC 98 Partnership, L.P.
      TDC 100 Partnership, L.P.
      TDC 102 Partnership, L.P.
      TDC 301 Partnership, L.P.
      TDC 302 Partnership, L.P.
      TDC 303 Partnership, L.P.
      TDC 304 Partnership, L.P.
      Torrey Dominion Walk

The following companies were C Corporations for the year ended December 31, 1996:

      Torrey Realty Services of North Carolina - Charlotte
      A.G. Roth Insurance Agency
      The Torrey Corporation
      Preferred Management Systems - North Carolina
      Preferred Management Systems - South Carolina
      Preferred Management Systems

All of the above had no taxable income for the year ended December 31, 1996.

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996




Note 1 - Summary of Significant Accounting Policies (continued)

(f)  Disclosure of Cash Flow Policy

For purposes of the statement of cash flows, Torrey considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


Note 2 - Inventories

Inventories are stated at the lower of cost or net realizable value and consist of completed residential construction, construction in progress, developed lots available for construction, and undeveloped land.

Inventories consist of the following components:

  Contract Homes - Contracts entered through February 7, 1997   $    22,553,025

  Speculative
         Completed homes and homes under construction                41,977,817
         Development of lots in process                              29,653,032
                                                                     ----------

                   Total                                        $    94,183,874
                                                                ===============


Note 3 - Short-term Debt

Construction loans bearing interest at rates ranging from prime + 1% to prime + 1 1/2% are secured by inventories and are payable as the secured projects are sold. The combined construction loans payable at December 31, 1996, are as follows:
                                                                  December 31,
                                                                      1996

      Fidelity National Bank                                        1,734,509
      SouthTrust Bank                                               4,885,271
      Riverside Bank                                                  522,919
      Collateral Mortgage Bank                                      1,615,498
      Home Bank Mortgage                                            1,804,262
      First Alliance                                                  902,619
      First Capital Bank                                              825,341
      Premier Bank                                                  2,710,768
      Smyrna Bank and Trust                                           283,986
      Wachovia Bank                                                 6,305,038
      Banc Mortgage Financial                                         642,335
      Regions Bank                                                  4,082,366
      NationsBank                                                   4,761,849
      Primary Capital Investments                                   5,547,002
                                                                    ---------

                                                              $    51,199,411
                                                              ===============

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996

Note 3 - Short-term Debt (Continued)

Development loans bearing interest at prime + 1% to + 1 1/2% are secured by undeveloped land inventories and are payable as the secured projects are sold. The combined development loans payable at December 31, 1996, are as follows:

                                                                 December 31,
                                                                     1996

      First Union National Bank                              $     1,052,777
      Wachovia Bank                                                  479,526
      First Alliance                                               1,539,132
                                                                   ---------

                                                             $     3,071,435
                                                             ===============

The combined companies also have a line of credit with Regions Bank in the amount of $1,400,000 as of December 31, 1996. The amount borrowed as of December 31, 1996, was $26,451. The interest rate is prime + 1%. The line of credit is secured by the building and land.


Note 4 - Long-term Debt

The combined companies have long-term notes payable due to Apple Commercial Credit and Repro Products. The balance of these notes payable at December 31, 1996, is $22,609. The notes are secured by computers and a copier.

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 4 - Long-term Debt (continued)

The combined companies have long-term notes payable with the following banks. The notes bear interest rates from prime plus 1% to prime plus 1 1/2% and are secured by undeveloped land inventories, and development lots in process.

                                                                   Balance at
                         Original     Date of           Due        December 31,
 Bank                     Amount        Note            Date           1996

HomeBank Mortgage     $ 3,375,000     06/14/96         06/14/98 $     1,940,735

Fidelity National Bank    708,000     05/15/96         11/15/97         361,990

First Capital Bank                    08/04/94         08/04/97          79,840

First Union National     1,832,250    10/16/95         04/16/97         565,458
Bank

Wachovia Bank            1,569,000    10/18/95         10/18/97         909,921

NationsBank              1,982,000    11/17/95         05/17/97       1,318,000

NationsBank              1,450,930    12/29/95         03/01/98       1,076,950

Regions Bank               833,000    03/01/96         09/01/97         833,000

NationsBank                655,000    08/07/96         01/01/98          79,792

Premier Lending Corp.      496,700    12/09/96         06/09/98         141,803

Premier Lending Corp.      675,200    12/09/96         06/09/98          88,532

NationsBank                573,000    12/01/96         03/01/98           7,831

First Union National     3,306,000    06/01/94         12/01/97         466,150
Bank

Premier Lending Corp.      906,352    04/15/96         10/15/97         541,924

First Union National     3,562,500    11/07/95         11/01/00         974,000
Bank

SouthTrust Bank of GA    4,200,000    06/07/96         06/07/98       1,881,520

First Union National     2,661,010    03/15/96         03/15/98       1,376,642
Bank

First Union National     1,174,425    12/01/96         12/01/98          20,317
Bank

First Union National     1,283,150    05/24/96         05/24/98         863,150
Bank
                                                                        -------

                                                                $    13,527,555
                                                                ===============

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 4 - Long-term Debt (continued):

The following are maturities of long-term debt for each of the next five years ending:
                                                         December 31,
                                                             1996

      December 31, 1997                               $    12,114,923
      December 31, 1998                                     1,435,241
      December 31, 1999                                             0
      December 31, 2000                                             0
      December 31, 2001                                             0
                                                                    -

                                                      $    13,550,164
                                                      ===============



Note 5 - Book Value of Assets Pledged:

The book value of assets pledged at December 31, 1996, is as follows:
                                                        December 31,
                                                            1996

      Building and land                               $     2,198,365
      Inventories                                          94,184,264
      Apple Computer                                           20,204
                                                               ------

                                                      $    96,402,833
                                                      ===============


Note 6 - Accounts Receivable - Other:

The companies have accounts receivable from various sources at December 31, 1996, as follows:

                                                         December 31,
                                                             1996

      Related - S.G. Torrey Flint                     $       358,251
      SouthTrust Bank                                          43,712
      Homeowners' associations                                 29,580
      Advances to agents                                       59,486
      Others                                                   70,856
      Employees                                                19,914
                                                               ------

                                                      $       581,799
                                                      ===============

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 7 - Pass-through Taxable Income or (Losses) to Shareholders and Partners:

The various companies passed through the following taxable income (losses) to its shareholders:
                                                            December 31,
                                                                1996

      S.G. Torrey Atlanta, Ltd.                        $     7,776,657
      Torrey Homes of North Carolina                          (687,050)
      Torrey Homes of South Carolina                          (287,686)
      Torrey Development of Georgia                          1,913,555
      Torrey Development of North Carolina                      85,719
      Torrey Development of South Carolina                      30,279
      Torrey Realty Services of Georgia                        256,075
      Torrey Realty Services of North Carolina                (161,513)
      Torrey Realty Services of South Carolina                 (76,827)
      The Mallard Group, Inc.                                  980,899
      Montclaire II, L.P.                                      327,834
      Provincial Realty and Investments                        189,172
      Green Thumb, Inc.                                         27,620
      S.G. 1, Inc.                                              13,757
      Torrey Homes, Inc.                                       (23,235)
      Torrey Mansour, L.P.                                     139,053
      Torrey Cobb, L.P.                                         75,791
      Torrey Marietta, L.P.                                    168,464
      TDC 98 Partnership, L.P.                                  45,176
      TDC 100 Partnership, L.P.                                 88,119
      TDC 102 Partnership, L.P.                                 19,193
      TDC 301 Partnership, L.P.                                   (131)
      TDC 302 Partnership, L.P.                                    (76)
      TDC 303 Partnership, L.P.                                   (190)
      TDC 304 Partnership, L.P.                                   (413)
      Torrey Dominion Walk                                      29,168



Note 8 - Concentration of Credit Risk

The combined companies have demand deposits in several financial institutions in excess of federally insured amounts. The financial institutions and amounts in the accounts are as follows:
                                                                Balance at
                                                                 12/31/96

      SouthTrust                                          $       131,305
      First Union - A.G. Roth Insurance Agency                    149,717
      First Union - S.G. Torrey Atlanta, Ltd.                   3,624,757
      First Union - Torrey Realty Services                        134,500
      First Union - Torrey Mansour, L.P.                          109,445
      First Union - Torrey Cobb, L.P.                             187,620
      First Union - TDC 301 Partnership, L.P.                     108,106
                        ---                                       -------

                                                          $     4,445,450
                                                          ===============

The combined companies are engaged in the business of constructing single family housing subdivisions primarily in the metro-Atlanta, Raleigh-Durham, Charlotte and Greenville areas. The inventory is located in these areas.

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 9 - Statement of Common Stock:                              As of
                                                              December 31,
                                                                 1996
S. G. Torrey Atlanta, Ltd. (an S Corporation)
      Common Stock, no par value; stated value .10;
      10,000 shares authorized, 1,500 shares issued
      and outstanding                                          $    150

Torrey Realty Services, Inc. (an S Corporation)
      Common Stock, no par value; stated value .10;
      100,000 shares authorized, 5,000 shares issued
      and outstanding                                         $     500

Torrey Development  Corporation  (an S Corporation)
      Common Stock,  no par value; stated value .33;
      10,000 shares authorized; 1,500 shares issued
      and outstanding                                         $     500

Torrey Homes, Inc. (an S Corporation)
      Common Stock, no par value; stated value 1.00;
      10,000 shares authorized; 500 shares issued
      and outstanding                                        $      500

Provincial Realty and Investment, Inc. (an S Corporation)
      Common Stock, no par value; stated value .10;
      10,000 shares authorized; 5,000 shares issued
      and outstanding                                        $      500

A.G. Roth Insurance Agency, Inc. (a C Corporation)
      Common Stock, no par value; stated value .33;
      10,000 shares authorized; 500 shares issued
      and outstanding                                        $      150

Green Thumb, Inc. (an S Corporation)
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $      150

Torrey Homes of North  Carolina (an S  Corporation)
      Common Stock,  no par value; stated value 150.15
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $  150,150

Torrey Homes of South  Carolina (an S  Corporation)
      Common Stock,  no par value; stated value 220.15
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $  220,150

Torrey Development  of North  Carolina (an S  Corporation)
      Common Stock,  no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $      150

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 9 - Statement of Common Stock (continued):                  As of
                                                              December 31,
                                                                  1996
Torrey Development  of South  Carolina (an S  Corporation)
      Common Stock,  no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued and
      outstanding                                            $      150

Torrey Realty  Services of North Carolina (a C Corporation)
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued and
      outstanding                                            $      150

Torrey Realty Services of South Carolina (an S Corporation)
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued and
      outstanding                                            $      150

The Mallard Group, Inc. (an S Corporation)
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $      150

S.G. 1, Inc. (an S Corporation)
      Common Stock, no par value;  stated value .15;
      10,000 shares  authorized; 1,000 shares issued
      and outstanding                                        $      150

The   Torrey  Corporation (a C Corporation)
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $      150

Preferred Management Systems
      Common Stock, no par value; stated value .15;
      10,000 shares  authorized; 1,000 shares issued
      and outstanding                                        $      150

Preferred Management Systems of North Carolina, Inc.
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $      150

Preferred Management Systems of South Carolina, Inc.
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $      150

Torrey Realty Services of Charlotte, North Carolina, Inc.
      Common Stock, no par value; stated value .15;
      10,000 shares authorized; 1,000 shares issued
      and outstanding                                        $      150

                   S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 10 - Contingencies:

At December 31, 1996, Torrey is involved in various legal actions arising from the ordinary course of business. In the opinion of management, the ultimate liability resulting from these actions is not expected to have a material adverse effect on these financial statements.


Note 11 - Minority Interests:

The following is a schedule of the minority interests for S.G. Torrey Atlanta, Ltd., and Affiliates:

                                                  Minority       Minority
                                                 Interests       Interests
                                                   Equity         Income

      Torrey Mansour, L.P.                $        19,294 $       208,580
      Torrey Cobb, L.P.                           471,806         227,553
      Torrey Dominion Walk, L.P.                        0         108,065
      TDC 98 Partnership, L.P.                  2,471,753         135,528
      TDC 100 Partnership, L.P.                 1,365,267         264,357
      TDC 301 Partnership, L.P.                   457,579          57,579
      TDC 303 Partnership, L.P.                   999,773            (227)
                                                  -------            ----

                                          $     5,785,472 $     1,001,435
                                          =============== ===============

Note 12 - Profit Sharing Plan:

Torrey has a 401-K plan for its employees. Employees are eligible to participate after being employed for six months. Torrey's contribution is 50% of the participant's contribution. Torrey's contribution cannot exceed 2.5% of eligible salaries. The contribution for 1996 is approximately $175,000.

                    S. G. TORREY ATLANTA, LTD. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          Year Ended December 31, 1996


Note 13 - Subsequent Events:

On January 29, 1997, the stockholders signed an agreement to sell all its stock of Torrey and its affiliates to D.R. Horton Inc., and subsidiaries, a company engaged in the construction and sale of single-family housing.


Note 14 - Leases:

Torrey has entered into several leases for buildings, office equipment and model home furniture. The total rent payment for 1996 was $302,733.

The future minimum rental payments are as follows:

          1997                       $       353,489
          1998                               193,240
          1999                                21,848
          2000                                 8,385
          2001                                   699

Note 15 - Interest Expense:

Torrey has expensed approximately $6,400,000 of capitalized interest. The interest expense is included in Cost of Goods Sold.

                       D. R. HORTON, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following Unaudited Pro Forma Consolidated Balance Sheet gives effect to the acquisition by D.R. Horton, Inc. (the "Company") of the Common Stock of The Torrey Group (Torrey), as if the purchase had occurred on December 31, 1996. The following Unaudited Pro Forma Consolidated Statements of Income for the year ended September 30, 1996, and the three months ended December 31, 1996, combine the historical results of operations of the Company, Torrey and the insignificant acquisitions of substantially all the assets and assumption of related liabilities of Trimark Communities, LLC (Trimark) and SGS Communities, Inc. (SGS), and assumes that the acquisitions had been effective as of the beginning of the respective periods. All acquisitions will be accounted for under the purchase method of accounting. The pro forma adjustments are based upon the estimated fair values of the assets and assumed liabilities. The values of these assets and liabilities are based upon estimates made from currently available data. These estimates may change as additional information becomes available.

         The Unaudited Pro Forma Statements of Income are not necessarily indicative of the actual results of operations which would have occurred had the acquisitions been consummated at the beginning of such periods or indicative of future results of operations. The Notes to the Unaudited Pro Forma Consolidated Financial Statements provide a summary of the adjustments made in determining the pro forma amounts. The statements should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto included in the Company's report on Form 10-K for the year ended September 30, 1996, the Company's latest quarterly report on Form 10-Q for the period ended December 31, 1996, and Torrey's historical financial statements and the notes thereto filed with this Form 8-K.

                       D.R. HORTON, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                December 31, 1996
                             (Dollars in thousands)

                                                                         Pro
                                                  D.R.                   forma             Pro
                                                 Horton   Torrey      adjustments         forma
              ASSETS

Cash................................     $      15,125  $    4,903  $     (4,903) (a) $   15,125
Inventories.........................           400,453      94,184         2,400  (b)    497,037
Property and equipment (net)........             5,754       4,949           921  (b)     11,624
Earnest money deposits and other assets         18,940       2,195             -          21,135
Excess of cost over net assets
acquired (net)                                   5,582           -        16,797  (c)     22,379
                                                 -----                    ------          ------

                                         $     445,854  $  106,231  $     15,215      $  567,300
                                         =============  ==========  ============      ==========

            LIABILITIES

Accounts payable....................     $      33,434  $   11,450  $          -      $   44,884
Accrued expenses and customer deposits          24,440       4,247             -          28,687
Notes payable.......................           203,200      67,847        30,587  (a)    301,634
                                               -------      ------        ------         -------

                                               261,074      83,544        30,587         375,205
                                               -------      ------        ------         -------

Minority interests..................                 -       5,785        (5,785)              0
                                                     -       -----        ------               -

       STOCKHOLDERS' EQUITY

Preferred stock, $.10 par value,
30,000,000 shares authorized, no
shares issued.......................                 -           -             -               -
Common stock, $.01 par value,
100,000,000 shares authorized,
32,415,729 actual and 33,260,173
pro forma shares, issued and
outstanding.........................               324           -             9  (d)        333
Additional capital..................           160,049           -         7,306  (d)    167,355
Retained earnings...................            24,407      16,902       (16,902) (b)     24,407
                                                ------      ------       -------          ------

                                               184,780      16,902        (9,587)        192,095
                                               -------      ------        ------         -------

                                         $     445,854  $  106,231  $     15,215      $  567,300
                                         =============  ==========  ============      ==========





     See accompanying notes to pro forma consolidated financial statements.

                       D.R. HORTON, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          Year Ended September 30, 1996
              (Dollars in thousands, except net income per share)


                                                                         Pro
                                     D.R.    Trimark                    forma         Pro
                                    Horton   and SGS(e)  Torrey(f)    adjustments    forma

Revenues..................      $  547,336  $   49,274  $  183,828    $      -     $ 780,438
Cost of sales.............         449,054      36,854     155,593      (4,725) (g)  636,776
                                   -------      ------     -------      ------       -------
Gross profit                        98,282      12,420      28,235       4,725       143,662
Selling, general and
administrative expenses...          53,860       5,374      16,131       1,484  (h)   76,849
                                    ------       -----      ------       -----        ------
Operating income                    44,422       7,046      12,104       3,241        66,813
Other:
Interest (expense)........          (1,474)          -           -           -        (1,474)
Other income/(expense)....           1,484        (413)       (594)      1,169  (i)    1,646
                                     -----        ----        ----       -----         -----
                                        10        (413)       (594)      1,169           172
                                        --        ----        ----       -----           ---

Income before income taxes          44,432       6,633      11,510       4,410        66,985
Provision for income taxes (j)      17,053       2,586       4,489       1,720        25,848
                                    ------       -----       -----       -----        ------
Net income................      $   27,379  $    4,047  $    7,021    $  2,690     $  41,137
                                ==========  ==========  ==========    ========     =========

Net income per share......      $     0.87                                         $    1.28
                                ==========                                         =========
Weighted average number of
common shares (in thousands)        31,420                                 844  (d)   32,264
                                    ======                                 ===        ======






     See accompanying notes to pro forma consolidated financial statements.

                       D.R. HORTON, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      Three Months Ended December 31, 1996
               (Dollars in thousands, except net income per share)


                                                                        Pro
                                     D.R.     Trimark                  forma         Pro
                                    Horton   and SGS(e)  Torrey(f)   adjustments     forma

Revenues..................       $ 144,381  $    8,136  $ 62,374   $        -    $ 214,891
Cost of sales.............         118,036       6,287    53,079       (1,162)(g)  176,240
                                   -------       -----    ------       ------      -------

Gross profit                        26,345       1,849     9,295        1,162       38,651
Selling, general and
administrative expenses...          15,117         634     7,531          851 (h)   24,133
                                    ------         ---     -----          ---       ------

Operating income                    11,228       1,215     1,764          311       14,518
Other:
Interest (expense)........            (784)          -      (192)           -         (976)
Other income/(expense)....             715        (207)       79         (171)(i)      416
                                       ---        ----        --         ----          ---

                                       (69)       (207)     (113)        (171)        (560)
                                       ---        ----      ----         ----         ----

Income before income taxes          11,159       1,008     1,651          140       13,958
Provision for income taxes           4,352         392       644           55        5,443
                                     -----         ---       ---           --        -----

Net income................        $  6,807  $      616  $  1,007   $       85    $   8,515
                                  ========  ==========  ========   ==========    =========
Net income per share......        $   0.21                                       $    0.25
                                  ========                                       =========
Weighted average number of
common shares (in thousand          33,003                                844 d)    33,847
                                    ======                                ===       ======







     See accompanying notes to pro forma consolidated financial statements.

                       D.R. HORTON, INC. AND SUBSIDIARIES
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Reclassifications

Certain reclassifications have been made to Torrey's historical financial statements to conform to the Company's classifications.

Note 2 - Pro Forma Adjustments

(a) Reflects cash consideration paid, repayment of certain Torrey notes payable, costs incurred, and liabilities and debt assumed in the purchase of Torrey. The Company financed the majority of the cash consideration through borrowings under existing lines of credit.

(b) Adjusts the carrying value of purchased assets to estimated fair market value and eliminates Torrey equity.

(c) Reflects the excess of cost over net assets acquired.

(d) Reflects the issuance of 844,444 shares of the Company's Common Stock as partial consideration for the Acquisition. The shares issued are restricted inasmuch as the persons in whose name they are registered cannot sell them for a period of two years. Pursuant to the terms of the Stock Purchase Agreement, the shares were valued at $11.25 each.

(e) Reflects the estimated financial results of Trimark Communities, LLC ("Trimark") and SGS Communities, Inc. ("SGS") for the twelve months ended September 30, 1996 and from October 1, 1996 until the date of acquisition. (Trimark and SGS were acquired on October 15 and December 2, 1996, respectively). These acquisitions had an immaterial impact on the Company's pro forma results of operations.

(f) Reflects the estimated financial results of Torrey for the twelve months ended September 30, 1996 and three months ended December 31, 1996.




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                       D.R. HORTON, INC. AND SUBSIDIARIES
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



                                                                       Three
                                                                      Months
                                                      Year ended       Ended
                                                      September 30, December 31,
                                                         1996           1996


 (g) Adjustments to cost of sales are:
     Net financing costs of incremental debt incurred
        to finance acquisitions                         $1,661        $   331
     Reclassification of capitalized inventory costs
        to conform to Company accounting policies       (6,153)        (1,317)
     Reduction in warranty insurance costs paid to
        third parties                                     (233)           (76)
     Reduction in employee benefit costs                     -           (100)
                                                             -           ----

        Total adjustments to cost of sales             $(4,725)       $(1,162)
                                                       =======        =======

 (h) Adjustments to selling, general and administrative expenses are:

     Reduction in salaries and related employee
        benefits                                       $(5,116)       $  (583)
     Reductions in overhead items such as:  insurance,
        audit, bank charges, referral fees, autos,
        telephone,  etc.,  consistent with Company
        policies, net of capitalized items expensed
        under Company accounting policies                 (483)          (105)
     Amortization of excess of cost over net assets
        acquired over 20 years                             930            222
     Reclassification of capitalized inventory costs
        to conform to Company accounting policies        6,153          1,317
                                                         -----          -----

     Total adjustments to selling, general and
        administrative expenses                        $ 1,484        $   851
                                                       =======        =======

(i) To eliminate earnings of minority interests which were purchased upon consummation of the Torrey acquisition.

(j) Prior to their acquisition by the Company, Trimark, SGS and Torrey each operated as an S Corporation under applicable provisions of the Internal Revenue Code of 1986, as amended, and taxable income was taxed directly to their stockholders. For pro forma purposes, income taxes are provided at the Company's estimated incremental income tax rate.




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        D.R. HORTON, INC.

Date: March 13, 1997                    /s/ David J. Keller
                                        -------------------
                                        David J. Keller
                                        Executive Vice President
                                        Treasurer and Chief
                                        Financial Officer


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